UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Rule 14a-12

FS CREDIT OPPORTUNITIES CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

3025 JFK Boulevard
Philadelphia, Pennsylvania 19104
June 9, 2026
Dear Fellow Stockholder:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders of FS Credit Opportunities Corp. (the “Company”) to be held on August 3, 2026 at 11:00 a.m., Eastern Time, at 3025 JFK Boulevard, Philadelphia, Pennsylvania 19104 (the “Annual Meeting”).
Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting stockholder votes.
The Notice of Annual Meeting of Stockholders and proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to:
(i)
elect the following individuals as Class I Directors, each of whom has been nominated for election for a three-year term expiring at the 2029 annual meeting of stockholders: (a) Barbara J. Fouss and (b) Walter W. Buckley, III.

In addition to this proposal, you may be asked to consider any other matters that properly may be presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, including proposals to adjourn the Annual Meeting with respect to proposals for which insufficient votes to approve were cast, and, with respect to such proposals, to permit further solicitation of additional proxies by the Company.
The Company’s board of directors unanimously recommends that you vote FOR the proposal to be considered and voted on at the Annual Meeting.
It is important that your shares be represented at the Annual Meeting. If you are unable to attend the Annual Meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card.
Your vote and participation in the governance of the Company is very important.
Sincerely yours,
Michael C. Forman
Chairman, President and Chief Executive Officer

FS CREDIT OPPORTUNITIES CORP.
3025 JFK Boulevard
Philadelphia, Pennsylvania 19104
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On August 3, 2026
To the Stockholders of FS Credit Opportunities Corp.:
NOTICE IS HEREBY GIVEN THAT the 2026 Annual Meeting of Stockholders of FS Credit Opportunities Corp., a Maryland corporation (the “Company”), will be held at 3025 JFK Boulevard, Philadelphia, Pennsylvania 19104, on August 3, 2026 at 11:00 a.m., Eastern Time (the “Annual Meeting”), to:
(i)
elect the following individuals as Class I Directors, each of whom has been nominated for election for a three-year term expiring at the 2029 annual meeting of stockholders: (a) Barbara J. Fouss and (b) Walter W. Buckley, III.

In addition to this proposal, you may be asked to consider any other matters that properly may be presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, including proposals to adjourn the Annual Meeting with respect to proposals for which insufficient votes to approve were cast, and, with respect to such proposals, to permit further solicitation of additional proxies by the Company.
The board of directors has fixed the close of business on June 8, 2026 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.
The Company’s proxy statement and the proxy card are available at www.proxyvote.com. If you plan on attending the Annual Meeting and voting your shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. If your shares are held through a broker and you attend the Annual Meeting in person, please bring a legal proxy from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at (877) 628-8575.
By Order of the Board of Directors,
Stephen S. Sypherd
Vice President & Secretary
June 9, 2026
Stockholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the board of directors of the Company. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Stockholders also have the option to authorize their proxies by telephone or through the Internet by following the instructions printed on the proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Annual Meeting and voting in person.

FS CREDIT OPPORTUNITIES CORP.
3025 JFK Boulevard
Philadelphia, Pennsylvania 19104
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On August 3, 2026
PROXY STATEMENT
GENERAL
This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of FS Credit Opportunities Corp., a Maryland corporation (the “Company”), for use at the 2026 Annual Meeting of Stockholders of the Company to be held at 11:00 a.m., Eastern Time, on August 3, 2026, at 3025 JFK Boulevard, Philadelphia, Pennsylvania 19104, and any adjournments or postponements thereof (the “Annual Meeting”). This proxy statement and the accompanying materials are being mailed on or about June 10, 2026 to stockholders of record described below and are available at www.proxyvote.com.
All properly executed proxies representing shares of common stock, par value $0.001 per share (the “Common Shares”), or shares of preferred stock of the Company (the “Preferred Shares”, and together with the Common Shares, the “Shares”)1 received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR the proposal to:
(i)
elect the following individuals as Class I Directors, each of whom has been nominated for election for a three-year term expiring at the 2029 annual meeting of stockholders: (a) Barbara J. Fouss and (b) Walter W. Buckley, III (the “Director Election Proposal”).

Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Any stockholder who executes a proxy may revoke it with respect to any proposal by attending the Annual Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.
Quorum
Stockholders of the Company are entitled to one vote for each Common Share or Preferred Share held. Under the Charter of the Company, one-third of the number of Shares entitled to cast votes, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions and Shares represented by broker non-votes will be treated as Shares that are present for purposes of determining the presence of a quorum for transacting business at the Annual Meeting.
Adjournments
In the event that a quorum is not present at the Annual Meeting, the chairman of the Annual Meeting shall have the power to adjourn the Annual Meeting from time to time to a date not more than 120 days after the original record date without notice, other than the announcement at the Annual Meeting to permit further solicitation of proxies. Any business that might have been transacted at the Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.
If it appears that there are not enough votes to approve any proposal at the Annual Meeting, the chairman of the Annual Meeting may adjourn the Annual Meeting from time to time to a date not more than 120 days after the record date originally fixed for the Annual Meeting without notice, other than

1
Unless otherwise specified, references to “Shares” refer to both the Common Shares and the Preferred Shares, and references to “stockholders” refer to holders of the Common Shares and the Preferred Shares, voting together as a single class. Each full outstanding Common Share or Preferred Share is entitled to one vote on each matter submitted to a vote at the Annual Meeting.

announcement at the Annual Meeting, to permit further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment.
If sufficient votes in favor of one or more proposals have been received by the time of the Annual Meeting, the proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.
Record Date
The Board has fixed the close of business on June 8, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 202,269,645.227 Common Shares outstanding and 400,000 Preferred Shares outstanding.
Required Vote
Proposal	Vote Allowed and Impact	Vote Required
Proposal 1 — Director Election Proposal	Walter W. Buckley, III is to be elected by the holders of the Common Shares and the Preferred Shares, voting together as a single class. Barbara J. Fouss is to be elected by the holders of the Preferred Shares. Abstentions and Shares represented by broker non-votes will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Director Election Proposal. There will be no cumulative voting with respect to the Director Election Proposal.	Each director nominee shall be elected by a plurality of all the votes cast at the Annual Meeting by stockholders of the class or classes entitled to vote on such nominee, provided that a quorum is present. Plurality voting means that the director nominee with the most votes for a particular seat is elected for that seat. Each Share may be voted for as many individuals as there are director nominees and for whose election the share is entitled to be voted.
Broker Non-Votes and Voting Proxies
Shares for which brokers have not received voting instructions from the beneficial owners of the Shares and do not have, or choose not to exercise, discretionary authority to vote the Shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as Shares present for quorum purposes. Broker non-votes are not considered votes cast and thus have no effect on the Director Election Proposal.
Brokers holding Shares of the Company in “street name” for the benefit of the beneficial owners of the Shares will request the instructions of such beneficial owners of the Shares on how to vote their Shares on the Director Election Proposal before the Annual Meeting. The Company understands that, under the rules of the New York Stock Exchange (“NYSE”), such brokers may for certain “routine” matters, without instructions from the beneficial owners of the Shares, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker’s request for voting instructions.
The Director Election Proposal is uncontested and is considered a “routine” matter under the rules of NYSE, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by brokers in favor of the Director Election Proposal. A properly executed proxy card or other authorization by a beneficial owner of the Shares that does not specify how the beneficial owner’s Shares should be voted on the Director Election Proposal may be deemed an instruction to vote such shares in favor of the Director Election Proposal.

Householding
Mailings for multiple stockholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (annual reports, proxy statements, etc.) or other communications for all stockholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”). If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, and you are a registered stockholder, please contact Broadridge by phone at (866) 540-7095 or by mail to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are a beneficial stockholder, you may contact the broker or bank where you hold the account to discontinue combined mailings of Company communications.
Voting
You may vote at the Annual Meeting in person or by proxy in accordance with the instructions provided below. You may also authorize a proxy by telephone or through the Internet using the toll-free telephone number or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link. Stockholders of the Company are entitled to one vote for each Share held.
When voting by proxy and mailing your proxy card, you are required to:
•
indicate your instructions on the proxy card;

•
date and sign the proxy card;

•
mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•
allow sufficient time for the proxy card to be received on or before 11:00 a.m., Eastern Time, on August 3, 2026.

The Company’s proxy statement and the proxy card are available at www.proxyvote.com. If you plan on attending the Annual Meeting and voting your Shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. If your Shares are held through a broker and you attend the Annual Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the Shares and authorizing you to vote your Shares at the Annual Meeting.
Other Information Regarding This Solicitation
The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Annual Meeting of Stockholders and the proxy card. The Company has requested that brokers, nominees, fiduciaries and other persons holding Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.
In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or regular employees of the Company and its affiliates (without special compensation therefor). The Company has also retained Broadridge Investor Communication Solutions, Inc. to assist in the solicitation of proxies for an estimated fee of approximately $20,000, plus out-of-pocket expenses. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Annual Reports
The Company will furnish to its stockholders, free of charge, a copy of its most recent annual and semi-annual reports upon request to FS Credit Opportunities Corp., Attn: Investor Relations, 3025 JFK Boulevard, Philadelphia, PA 19104.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth, as of June 1, 2026, the beneficial ownership of the Company’s current directors, executive officers, each person known to the Company to beneficially own 5% or more of the outstanding Common Shares, and all of the Company’s executive officers and directors as a group.
To the knowledge of the Company, as of June 1, 2026, no persons beneficially owned more than 5% of the Company’s outstanding Common Shares.
Except as set forth in Appendix A, to the knowledge of the Company, as of June 1, 2026, no person was the beneficial owner of more than 5% of the Company’s outstanding Preferred Shares. The Company’s current directors and executive officers do not own any of the Company’s outstanding Preferred Shares.
Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and includes voting or investment power with respect to the Shares. There are no Shares subject to options that are currently exercisable or exercisable within 60 days of June 1, 2026. Ownership information for those persons who beneficially own 5% or more of the Shares is based upon information furnished by the Company’s transfer agent and other information provided by such persons, if available.
	Common Shares Beneficially Owned as of June 1, 2026
Name and Address of Beneficial Owner(1)	Number of Common Shares	Percentage (%)(2)
Interested Directors
Michael C. Forman	484,507.000(3)	*
Independent Directors
Keith Bethel	27,500.000(4)	*
Walter W. Buckley, III	15,861.000	*
Della Clark	11,368.000	*
Barbara J. Fouss	31,760.730	*
Philip E. Hughes, Jr.	20,788.000	*
Robert N.C. Nix, III	13,195.000(5)	*
Executive Officers
William Goebel	3,867.000	*
Stephen S. Sypherd	16,242.000	*
James F. Volk	—	*
All directors and executive officers as a group (10 persons)	625,088.730	*

*
Less than one percent.

(1)
The address of each of the beneficial owners set forth above is c/o FS Credit Opportunities Corp., 3025 JFK Boulevard, Philadelphia, Pennsylvania 19104.

(2)
Based on a total of 202,269,645.227 Common Shares issued and outstanding on June 1, 2026.

(3)
401,733.000 Shares held by The 2011 Forman Investment Trust and 44,312.000 Shares held in an IRA and 38,462.000 held indirectly by spouse. Michael C. Forman disclaims ownership of any Shares held by The 2011 Forman Investment Trust, Future Standard (f/k/a FS Investments), or any subsidiary thereof, that exceed his pecuniary interest therein, and the inclusion of these Shares in this report shall not be deemed an admission of beneficial ownership of all reported shares for purposes of this report, Section 16, or any other purpose.

(4)
2,500.000 Shares held in an IRA.

(5)
7,445.000 Shares held in an IRA.

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS
The following table sets forth, as of June 1, 2026, the dollar range of the Company’s equity securities that are beneficially owned by each member of the Board.
Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Michael C. Forman	Over $100,000
Independent Directors:
Keith Bethel	Over $100,000
Walter W. Buckley, III	$50,001 – $100,000
Della Clark	$50,001 – $100,000
Barbara J. Fouss	Over $100,000
Philip E. Hughes, Jr.	Over $100,000
Robert N.C. Nix, III	$10,001 – $50,000

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2)
The dollar range of equity securities beneficially owned by the Company’s directors is calculated in accordance with the applicable account statement rules of The Financial Industry Regulatory Authority, Inc.

(3)
The dollar range of equity securities beneficially owned are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES
Background
Pursuant to the bylaws of the Company, the number of directors on the Board may not be fewer than one, as required by the Maryland General Corporation Law, or greater than twelve. The Board currently has seven Directors, each of whom will hold office for the term to which he or she was elected and until his or her successor is duly elected and qualified. Pursuant to the Charter, the seven Directors are currently divided into three classes (each a “Class”): Class I, Class II and Class III. Each class of Directors holds office for a three-year term. The current Class I Directors hold office for a term expiring at the Annual Meeting. The current Class II Directors hold office for a term expiring at the 2027 annual meeting. The current Class III Directors hold office for a term expiring at the 2028 annual meeting.
At the Annual Meeting, stockholders of the Company are being asked to consider the election of Barbara J. Fouss and Walter W. Buckley, III as Class I Directors. Each of Barbara J. Fouss and Walter W. Buckley, III have been nominated for re-election for a three-year term expiring at the 2029 annual meeting of the stockholders. Each Director nominee has agreed to serve as a Director if re-elected and has consented to being named as a nominee. No person being nominated as a Director is being proposed for election pursuant to any agreement or understanding between such person and the Company.
Walter W. Buckley, III is to be elected by the holders of the Common Shares and the Preferred Shares, voting together as a single class.
Barbara J. Fouss is to be elected by the holders of the Preferred Shares.
A stockholder can vote for, or withhold his or her vote from, any or all of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named above. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Board’s Nominating and Corporate Governance Committee. The Board has no reason to believe that any of the persons named as director nominees will be unable or unwilling to serve.
Information about the Board and Director Nominees
The role of the Board is to provide general oversight of the Company’s business affairs and to exercise all of the Company’s powers except those reserved for the stockholders. The responsibilities of the Board also include, among other things, the oversight of the Company’s investment activities, the oversight of the quarterly valuation of the Company’s assets, oversight of the Company’s financing arrangements and corporate governance activities.
A majority of the members of the Board are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Company or the Company’s investment adviser, FS Global Advisor, LLC (“Adviser”), and are “independent” as defined by Rule 303A.00 in the NYSE Listed Company Manual. These individuals are referred to as the Company’s “independent directors”. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. The members of the Board who are not independent directors are referred to as “interested directors”. The Board is currently comprised of seven directors, six of whom are independent directors. The Board has determined that the following directors are independent directors: Keith Bethel, Walter W. Buckley, III, Della Clark, Barbara J. Fouss, Philip E. Hughes, Jr. and Robert N.C. Nix, III. Based upon information requested from each director and director nominee concerning his or her background, employment and affiliations, the Board has affirmatively determined that none of the independent directors has, or within the last two years had, a material business or professional relationship with the Company, other than in his or her capacity as a member of the Board or any Board committee or as a stockholder.
In considering each director and the composition of the Board as a whole, the Board seeks a diverse group of experiences, characteristics, attributes and skills, including diversity in gender, ethnicity and race that the Board believes enables a director to make a significant contribution to the Board, the Company and its stockholders. These experiences, characteristics, attributes and skills, which are more fully described below, include, but are not limited to, management experience, independence, financial expertise and experience serving as directors or trustees of other entities. The Board may also consider such other experiences, characteristics, attributes and skills as it deems appropriate, given the then-current needs of the Board and the Company.
These experiences, characteristics, attributes and skills relate directly to the management and operations of the Company. Success in each of these categories is a key factor in the Company’s overall operational success and creating stockholder value. The Company believes that directors and director nominees who possess these experiences, characteristics, attributes and skills are better able to provide oversight of the Company’s management and the Company’s long-term and strategic objectives. Below is a description of the experience, characteristics, attributes and skills of each director that led the Board to conclude that each such person should serve as a director. The Board also considered the specific experience described in each director’s biographical information, as disclosed below.
The following tables set forth certain information regarding the director nominees and the Company’s other independent directors and interested directors.

NOMINEES FOR CLASS I DIRECTORS
Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex(2) Overseen by Director	Other Public Directorships Held by Director During Past 5 Years
Independent Directors
Barbara J. Fouss Age: 56 Director	Current term to expire in 2026. Has served since November 2013	Barbara J. Fouss is currently the Executive Director of the Gravina Family Office, and previously served as a risk specialist for Provident Bank from January 2020 until March 2022. Prior to beginning her role at Provident, Ms. Fouss served as director of strategic initiatives of Sun National Bank, a national bank and a subsidiary of Sun Bancorp, Inc., from December 2012 to March 2013. Prior to beginning her role as director of strategic initiatives, Ms. Fouss served as Sun National Bank’s chief credit policy officer from August 2011 to November 2012, deputy chief credit policy officer from March 2008 to July 2011 and senior vice president and senior credit officer from 2003 to 2008. Prior to joining Sun National Bank, Ms. Fouss served as a vice president in the energy and power investment banking group of Wachovia Securities, the institutional capital markets and investment banking group of Wachovia Corporation (now Wells Fargo & Company), from 2000 to 2003. Ms. Fouss also served on the boards of trustees of FS Global Credit Opportunities Fund – A, FS Global Credit Opportunities Fund – D, FS Global Credit Opportunities Fund – T, FS Global Credit Opportunities Fund – ADV and FS Global Credit Opportunities Fund − T2, and served in such role	One	None

Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex(2) Overseen by Director	Other Public Directorships Held by Director During Past 5 Years

from November 2013, November 2013, February 2016, February 2016 and March 2017, respectively, to December 2020, when they merged into the Company. Ms. Fouss received her bachelor’s degree in business administration from Georgetown University.
Ms. Fouss has significant experience as an executive at various companies, including public and private companies. This experience has provided Ms. Fouss, in the opinion of the Board, with experience and insight which is beneficial to the Company.

Walter W. Buckley, III Age: 66 Director	Current term to expire in 2026. Has served since June 2013	Walter W. Buckley, III is a serial entrepreneur and currently serves as Managing Partner and Co- Founder of SEMCAP. From 1996 to 2018, Mr. Buckley previously served in various roles at Actua Corporation, a publicly-traded private equity and venture capital firm, including as co- founder, chairman of the board, chief executive officer and president. Prior to co-founding Actua, Mr. Buckley worked for Safeguard Scientifics, Inc., beginning in 1988 as a financial analyst, and later as vice president of acquisitions from 1991 to 1996. Mr. Buckley currently serves on the board of trustees of Camp Tecumseh and The Episcopal Academy, on the board of directors of the Vetri Community Partnership, on the advisory boards of the Carolina Entrepreneurial Initiative and the UNC Kenan-Flagler Business School, and as chairman of the board of	One	Actua Corporation

Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex(2) Overseen by Director	Other Public Directorships Held by Director During Past 5 Years

directors of the Starfinder Foundation. In addition, he serves on the board of directors of several startups, including Diagnostic Bio Chips, Dropps and Margaux. He previously served as a director of Verticalnet, Inc. from 1996 to 2005. He also served on the boards of trustees of FS Global Credit Opportunities Fund – A, FS Global Credit Opportunities Fund – D, FS Global Credit Opportunities Fund – T, FS Global Credit Opportunities Fund – ADV and FS Global Credit Opportunities Fund − T2, and presided in such roles from June 2013, June 2013, February 2016, February 2016 and March 2017, respectively, to December 2020, when they merged into FSGCO. Mr. Buckley received his bachelor’s degree from the University of North Carolina.
Mr. Buckley has significant experience as an entrepreneur and senior executive at public and private organizations. This experience has provided Mr. Buckley, in the opinion of the Board, with experience and insight which is beneficial to the Company.

CLASS II AND CLASS III DIRECTORS
Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex(2) Overseen by Director	Other Public Directorships Held by Director During Past 5 Years
Independent Directors
Philip E. Hughes, Jr. Age: 77 Director	Current term expires in 2027. Has served since June 2013	Philip E. Hughes, Jr. serves as vice-chairman of Keystone Industries, an international manufacturing and distribution company, and has done so since November 2011. Mr. Hughes also serves as the president of Sovereign Developers, LP, a real estate development company, and has done so since he founded the company in 1999. In 2011, he formed, and currently operates, Philip E. Hughes, Jr., CPA, Esq. Accounting, Tax and Business Services, a professional services firm. He has served as president of Fox Park Corporation, which owns a retail shopping center, since 2005. Prior to these positions, Mr. Hughes served as a partner and head of the Philadelphia office of the accounting firm LarsonAllen LLP from 2000 to 2011. Mr. Hughes also served on the boards of trustees of FS Global Credit Opportunities Fund – A, FS Global Credit Opportunities Fund – D, FS Global Credit Opportunities Fund – T, FS Global Credit Opportunities Fund – ADV and FS Global Credit Opportunities Fund – T2, and presided in such roles from June 2013, June 2013, February 2016, February 2016, and March 2017, respectively, to December 2020, when they merged into FSGCO. He also served as a trustee and as the chair of its audit committee for FS Series Trust from 2017 to 2022. He also served as a director of VIST Financial Corporation from 2007 to 2012, when the bank was acquired by Tompkins	One	FS Series Trust

Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex(2) Overseen by Director	Other Public Directorships Held by Director During Past 5 Years
Financial Corporation, and also served on the loan committee and audit committee, which he retired from in April, 2021. Further, Mr. Hughes served as a director of Madison Bank and Leesport Bank from 1989 to 2012, and served as chair of the audit committee and a member of the loan committee of each institution. He also is a member of several nonprofit organizations, including Merakey, a leading developmental behavioral health provider, and Inn Dwelling, Inc., an organization that educates underprivileged young people. Mr. Hughes has been a member of the American Institute of Certified Public Accountants since 2000 and of the Pennsylvania Institute of Certified Public Accountants since 1990. Mr. Hughes has been a Certified Public Accountant since 1976, a member of the Bar of the Commonwealth of Pennsylvania since 1976 and a member of the Bar of the United States Tax Court since 1980. He received his bachelor’s degree in accounting from LaSalle University and his J.D. from Villanova University School of Law.
Mr. Hughes has extensive experience concerning financial reporting, accounting and controls, which, combined with his executive leadership roles and membership on various boards and audit committees, has provided him, in the opinion of the Board, with experience and insight which is beneficial to the Company.

Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex(2) Overseen by Director	Other Public Directorships Held by Director During Past 5 Years
Robert N.C. Nix, III Age: 71 Director	Current term expires in 2027. Has served since October 2019	Robert N.C. Nix, III is currently the founder and owner of Pleasant News, Inc. (PNI), an airport concessionaire and management services operator with over 22 years of diversified project management, distribution, food and beverage operations and retail operations, and has served in such capacity since 1995. Mr. Nix previously served as counsel at Obermayer Rebmann Maxwell & Hippel LLP. In addition to these positions, Mr. Nix currently serves on the Board of Hyperion Bank, a community bank focusing on high-level customer service and being an active member of its neighborhood, as well as Board Chairman of Merakey (formerly known as NHS Corporation), a nonprofit corporation providing developmental behavioral health services. Mr. Nix previously served on the City of Philadelphia’s Board of Revision of Taxes, as well as on the boards of Parkside Recovery, the Fairmount Park Conservancy and the Schuylkill River Development Corporation. Mr. Nix also served on the boards of trustees of FS Global Credit Opportunities Fund – A, FS Global Credit Opportunities Fund – D, FS Global Credit Opportunities Fund – T, FS Global Credit Opportunities Fund – ADV and FSGCO T – 2, and served in such roles from October 2019 to December 2020, when they merged into FSGCO. Mr. Nix received his J.D. from the Nova Law Center and received his B.S. in Economics from the University of Pennsylvania.	One	None

Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex(2) Overseen by Director	Other Public Directorships Held by Director During Past 5 Years
Mr. Nix’s commitment as an innovator and leader in the Philadelphia community as well as his extensive service on the boards of various companies has provided him, in the opinion of the Board, with experience and insight which is beneficial to the Company.
Keith Bethel Age: 59 Director	Current term expires in 2028. Has served since February 2023	Keith Bethel is currently the founding partner for The Triple B Hospitality group, a $20M multi-state hospital company. Mr. Bethel previously served as Aramark’s Chief Growth Officer, responsible for leading overall growth strategies for the company’s food, facilities, and uniform services businesses in 19 countries. Additionally, Mr. Bethel led the Sales, Marketing, Account Retention, Pricing, and Field Activation functions of Aramark. Prior to this, Mr. Bethel served as Executive Vice President − Growth for Aramark’s Higher Education, Healthcare, and Facilities sector, where he was responsible for continuing to develop and drive Aramark’s growth strategy and support client business objectives while leading the sales and retention, strategic development, channel, and marketing teams. Mr. Bethel previously held a variety of positions throughout Aramark’s Education sector, including Regional Vice President for Higher Education, leading the East region, and Vice President of Compliance for Education (K-12), where he was responsible for the oversight and advancement of compliance to all Federal and State regulatory standards for U.S. and Canadian operations. In addition to these positions, Mr. Bethel currently serves as	One	None

Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex(2) Overseen by Director	Other Public Directorships Held by Director During Past 5 Years
Chairman of the Board of Directors for The Philadelphia Urban League and is a board member of The Chamber of Commerce of Greater Philadelphia. Mr. Bethel earned his Master’s in Business Administration and Bachelor’s in Healthcare Administration from St. Joseph’s University in Philadelphia.
Mr. Bethel has significant experience as an executive at public company. This experience has provided Mr. Bethel, in the opinion of the Board, with experience and insight which is beneficial to the Company.
Della Clark Age: 72 Director	Current term expires in 2028. Has served since February 2023
Della Clark’s currently serves as President of The Enterprise Center, a 501c(3) with a mission to cultivate and invest in minority entrepreneurs, a role she has held since 1992. Ms. Clark is also a partner at the Innovate Capital Growth Fund, an initiative focused on investing growth equity in minority and women-owned lower middle market businesses. In addition, Ms. Clark is a Senior Policy Fellow at the George V. Voinovich Center for Leadership and Public Affairs at Ohio University. In addition to these positions, Ms. Clark serves as a board member of the Philadelphia Equity Alliance, where she serves as Co-Chair, and as a Trustee of Drexel University. Ms. Clark received a B.S. from American University.
			One	None
Ms. Clark’s experience in executive leadership roles and membership on various boards, has provided her, in the opinion of the Board, with experience and insight which is beneficial to the Company.

Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex(2) Overseen by Director	Other Public Directorships Held by Director During Past 5 Years
Interested Director
Michael C. Forman Age: 65 Chairman, President and Chief Executive Officer	Current term expires in 2028. Has served since January 2013	Michael C. Forman is chairman and chief executive officer of Future Standard and has been leading the company since its founding. He has served as the chairman and chief executive officer of the Adviser since its inception. He currently serves as chairman, president and/or chief executive officer of other funds sponsored by Future Standard and its affiliates. Prior to founding Future Standard, Mr. Forman founded a private equity and real estate investment firm. He started his career as an attorney in the Corporate and Securities Department at the Philadelphia- based law firm of Klehr Harrison Harvey Branzburg LLP. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman is a member of a number of civic and charitable boards, including The Philadelphia Equity Alliance, Drexel University and the Philadelphia Center City District Foundation. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University. Mr. Forman has extensive experience incorporate and securities law and has founded and served in a leadership role of various companies, including the Adviser.	Three	FS Series Trust; FS Credit Income Fund; FS Credit Real Estate Income Trust, Inc.; FS Specialty Lending Fund (f/k/a FS Energy and Power Fund); FS KKR Capital Corp.; KKR FS Income Trust; and KKR FS Income Trust Select

Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex(2) Overseen by Director	Other Public Directorships Held by Director During Past 5 Years
Mr. Forman’s experience and his positions as the Company’s and the Adviser’s chief executive officer make him a significant asset to the Company.

(1)
The address for each director nominee is c/o FS Credit Opportunities Corp., 3025 JFK Boulevard, Philadelphia, Pennsylvania 19104.

(2)
The registered investment companies in the “Fund Complex” consist of the Company, FS Credit Income Fund and FS Specialty Lending Fund.

Risk Oversight and Board Structure
Board’s Role in Risk Oversight
Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Company and the Adviser; (3) reviewing investment strategies, techniques and the processes used to manage related risks; (4) overseeing the Company’s investment valuation process through the Company’s Adviser that operates pursuant to authority assigned to it by the Board; (5) overseeing the Company’s cyber security risk management program through the Company’s Audit Committee; (6) meeting with representatives of, or reviewing reports prepared by or with respect to, key service providers, including the investment adviser, administrator, transfer agent, custodian and independent registered public accounting firm of the Company, to review and discuss the activities of the Company and to provide direction with respect thereto; (7) reviewing periodically, and at least annually, the Company’s fidelity bond, trustees and officers, and errors and omissions insurance policies and such other insurance policies as may be appropriate; and (8) overseeing the Company’s accounting and financial reporting processes, including supervision of the Company’s independent registered public accounting firm to ensure that they provide timely analyses of significant financial reporting and internal control issues; and (9) overseeing the services of the Company’s chief compliance officer to test its compliance procedures and those of its service providers.
The Board also performs its risk oversight responsibilities with the assistance of the Company’s chief compliance officer. The Board receives a quarterly report from the Company’s chief compliance officer, who reports on, among other things, the Company’s compliance with applicable securities laws and its internal compliance policies and procedures. In addition, the Company’s chief compliance officer prepares a written report annually evaluating, among other things, the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Company’s chief compliance officer’s report, which is reviewed by the Board, addresses at a minimum: (1) the operation and effectiveness of the compliance policies and procedures of the Company and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for changes to such policies and procedures as a result of the Company’s chief compliance officer’s annual review; and (4) any material compliance matters that have occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. The Company’s chief compliance officer also meets separately in executive session with the independent directors of the Company at least once each year. In addition to compliance reports from the Company’s chief compliance officer from time to time, the Board also receives reports and updates from legal counsel to the Company regarding regulatory, compliance and governance matters.

Board Composition and Leadership Structure
Mr. Forman, who is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act, serves as the president and chief executive officer of the Company and chairman of the Board. The Board believes that Mr. Forman, as chief executive officer of the Company, is the director with the most knowledge of the Company’s business strategy and is best situated to serve as chairman of the Board. The Company’s Charter, as well as the 1940 Act requirement for closed-end funds, requires that a majority of the Board be persons other than “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act.
While the Company currently does not have a policy mandating a lead independent director, the Board believes that having an independent director fill the lead director role is appropriate. Mr. Buckley currently serves as lead independent director. The lead independent director, among other things, works with the chairman of the Board in the preparation of the agenda for each Board meeting and in determining the need for special meetings of the Board, chairs any meeting of the independent directors in executive session, facilitates communications between other members of the Board and the chairman of the Board and/or the chief executive officer and otherwise consults with the chairman of the Board and/or the chief executive officer on matters relating to corporate governance and Board performance.
The Board, after considering various factors, has concluded that its structure is appropriate given the current size and complexity of the Company and the extensive regulation to which the Company is subject as a closed-end fund.
Board Meetings and Attendance
The Board met seven times during the fiscal year ended December 31, 2025, including four regular quarterly meetings. During the fiscal year ended December 31, 2025, each director, except for Ms. Clark, attended at least 75% of all meetings of the Board and Board committees on which he or she served (held during the period that such director served). The Company does not have a formal policy regarding director attendance at an annual meeting of stockholders.
Committees of the Board of Directors
The Board has established two standing committees of the Board, which consist of an Audit Committee and a Nominating and Corporate Governance Committee. The Board has not established a standing compensation committee because the executive officers of the Company do not receive any direct compensation from the Company. The Board, as a whole, participates in the consideration of director compensation and decisions on director compensation are based on, among other things, a review of data of comparable closed-end funds. The Board may also engage compensation consultants from time-to-time, following consideration of certain factors related to such consultants’ independence.
Audit Committee
The Board has established an Audit Committee that operates pursuant to a charter and consists of three members, including a Chairman of the Audit Committee. The Audit Committee members are Mr. Hughes (Chairman), Mr. Nix and Ms. Fouss, all of whom are independent. The Board has determined that Mr. Hughes is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act. The primary function of the Audit Committee is to oversee the integrity of the Company’s accounting policies, financial reporting process and system of internal controls regarding finance and accounting policies. The Audit Committee is responsible for selecting, engaging and discharging the Company’s independent accountants, reviewing the plans, scope and results of the audit engagement with the Company’s independent accountants, approving professional services provided by the Company’s independent accountants (including compensation therefor) and reviewing the independence of the Company’s independent accountants. Additionally, the Audit Committee is responsible for overseeing the Adviser’s implementation of the Fund’s valuation process and the Fund’s cybersecurity matters. The Audit Committee held eight meetings during the fiscal year ended December 31, 2025. The Audit Committee charter can be accessed via the Company’s website at https://futurestandard.com/investments/fsco-corporate-governance/.

Nominating and Corporate Governance Committee
The Board has established a Nominating and Corporate Governance Committee that operates pursuant to a charter and currently consists of three members, including a Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee members are Mr. Bethel, Ms. Clark and Mr. Nix, all of whom are independent. The primary function of the Nominating and Corporate Governance Committee is to consider and make recommendations to the Board regarding certain governance matters, including selection of directors for election by stockholders, selection of director nominees to fill vacancies on the Board or a committee thereof, development and revision, as appropriate, of applicable corporate governance documentation and practices and oversight of the evaluation of the Board. The Nominating and Corporate Governance Committee held one meeting during the fiscal year ended December 31, 2025.
When nominating director candidates, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate in accordance with its charter. Among the qualifications considered in the selection of candidates, the Nominating and Corporate Governance Committee considers the following attributes and criteria of candidates: experience, including experience with investment companies and other organizations of comparable purpose, skills, expertise, diversity, including diversity of gender, race and national origin, personal and professional integrity, time availability in light of other commitments, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board, including, when applicable, to enhance the ability of the Board or committees of the Board to fulfill their duties and/or to satisfy any independence or other applicable requirements imposed by law, rule, regulation or listing standard including, but not limited to, the 1940 Act and rules promulgated by the SEC. Each of the director nominees was approved by the members of the Nominating and Corporate Governance Committee and the entire Board.
The Nominating and Corporate Governance Committee considers candidates suggested by its members and other Board members, as well as the Company’s management and stockholders. A Company stockholder who wishes to recommend a prospective nominee for the Board must provide notice to the Secretary of the Company in accordance with the requirements set forth in the Company’s bylaws, which are described in greater detail under the heading “Submission of Stockholder Proposals.” Nominees for director who are recommended by stockholders will be evaluated in the same manner as any other nominee for director. The Nominating and Corporate Governance Committee charter can be accessed via the Company’s website at https://futurestandard.com/investments/fsco-corporate-governance/.
Communications Between Interested Parties and the Board
The Board welcomes communications from interested parties. Interested parties may send communications to the Board or to any particular director to the following address: c/o FS Credit Opportunities Corp., 3025 JFK Boulevard, Philadelphia, Pennsylvania 19104. Interested parties should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).
Information about Executive Officers Who Are Not Directors
The following table sets forth certain information regarding the executive officers of the Company who are not directors of the Company. Each executive officer holds his office until his successor is chosen and qualified, or until his earlier resignation or removal.

Name, Address(1) and Age	Position(s) with Company	Length of Time Served	Principal Occupation(s) During Past Five Years
William Goebel Age: 51	Chief Financial Officer & Treasurer	Since 2026	William Goebel has served as Chief Financial Officer and Treasurer of the Company since 2026. Mr. Goebel has also served as Chief Financial Officer and Treasurer of FS Credit Income Fund and FS Credit Opportunities Corp since 2026. Mr. Goebel has served as Chief Accounting Officer of KKR FS Income Trust and KKR FS Income Trust Select since inception and has served as FS KKR Capital Corp’s Chief Accounting Officer since October 2019. Mr. Goebel also previously served as Chief Accounting Officer of FSKR until the Merger. Mr. Goebel is also a Managing Director of Future Standard. Prior to joining Future Standard, Mr. Goebel held a senior manager audit position with Ernst & Young LLP in the firm’s asset management practice from 2003 to January 2011, where he was responsible for the audits of regulated investment companies, private investment partnerships, investment advisers and broker-dealers. Mr. Goebel began his career at a regional public accounting firm, Tait, Weller and Baker LLP, in 1997. Mr. Goebel received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1997. He is a Certified Public Accountant and a CFA charterholder.
Stephen S. Sypherd Age: 49	Vice President & Secretary	Since 2013	Stephen S. Sypherd has served as the Vice President, and Secretary for the Company since 2013. He also serves as Secretary, General Counsel, Vice President and/ or Treasurer of other funds sponsored by Future Standard. Mr. Sypherd has also served in various senior officer capacities for Future Standard and its affiliated investment advisers, including as senior vice president from December 2011 to August 2014, general counsel since January 2013 and managing director since August 2014. He is responsible for legal and compliance matters across all entities and investment products of Future Standard. Prior to joining Future Standard, Mr. Sypherd served for eight years as an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law. Mr. Sypherd received his B.A. in Economics from Villanova University and his J.D. from the Georgetown University Law Center, where he was an executive editor of the Georgetown Law Journal.

Name, Address(1) and Age	Position(s) with Company	Length of Time Served	Principal Occupation(s) During Past Five Years
James F. Volk Age: 63	Chief Compliance and Anti-Money Laundering Officer	Since 2015	James F. Volk has served as the Chief Compliance Officer and Anti-Money Laundering Officer of the Company since 2015. Mr. Volk also serves as the chief compliance officer of the other funds sponsored by Future Standard. He is responsible for all compliance and regulatory issues affecting the Company and the foregoing funds. Prior to joining Future Standard and its affiliated investment advisers in October 2014, Mr. Volk was the chief compliance officer, chief accounting officer and head of traditional fund operations at SEI’s Investment Manager Services market unit. Mr. Volk was also formerly the assistant chief accountant at the SEC’s Division of Investment Management and a senior manager for PricewaterhouseCoopers. Mr. Volk graduated from the University of Delaware with a B.S. in Accounting and is currently an inactive Certified Public Accountant.

(1)
The address for each executive officer is c/o FS Credit Opportunities Corp., 3025 JFK Boulevard, Philadelphia, Pennsylvania 19104.

Code of Business Conduct and Ethics
The Company has adopted a code of business conduct and ethics (as amended and restated, the “Code of Business Conduct and Ethics”) pursuant to Rule 17j-1 promulgated under the 1940 Act, which applies to, among others, its officers, including its chief executive officer and its chief financial officer, as well as the members of the Board. The Company’s Code of Business Conduct and Ethics can be accessed via the Company’s website at https://www.futurestandard.com/investments/fs-credit-opportunities-corp/corporate-governance. In addition, the Code of Business Conduct and Ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Company intends to disclose any amendments to or waivers of required provisions of the Code of Business Conduct and Ethics on Form 8-K, as required by the Exchange Act and the rules and regulations promulgated thereunder.
Practice and Policies Regarding Personal Trading and Hedging of Company Equity
The Company has also established a policy designed to prohibit our officers, directors, and certain employees of the Adviser from purchasing or selling shares of the Company while in possession of material nonpublic information, or otherwise using such information for their personal benefit or in any manner that would violate applicable laws and regulations. The policy also prohibits all directors and officers from engaging in hedging or monetization transactions or similar arrangements with respect to the Company’s securities without prior approval of the Company’s chief compliance officer.
Compensation Discussion and Analysis
The Company’s executive officers do not receive any direct compensation from the Company. The Company does not currently have any employees and does not expect to have any employees. As an externally managed closed-end fund, services necessary for the Company’s business are provided by individuals who are employees of the Adviser or its affiliates or by individuals who are contracted by the Adviser, the Company or their respective affiliates to work on behalf of the Company pursuant to the terms of that certain amended and restated investment advisory agreement, effective as of November 14, 2022, between the Company and the Adviser (the “A&R Investment Advisory Agreement”) and that certain administration agreement, dated as of July 15, 2013 (the “Administration Agreement”), between the Company and the Adviser. Each of the Company’s executive officers is an employee of the Adviser or its affiliates and the day-to-day investment operations and administration of the Company’s portfolio are managed by the Adviser. In addition, the Company will reimburse the Adviser for its allocable portion of expenses incurred by the Adviser in performing its obligations under the A&R Investment Advisory Agreement and the Administration Agreement.
The A&R Investment Advisory Agreement and the Administration Agreement provide that the Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Adviser) shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Adviser, and the Adviser shall be held harmless for any loss or liability suffered by the Company, arising out of the performance of any of its duties or obligations under the A&R Investment Advisory Agreement or the Administration Agreement, respectively, or otherwise as the Company’s investment adviser or administrator, respectively; provided, however, that the Adviser cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under the A&R Investment Advisory Agreement or the Administration Agreement, as applicable.
Director Compensation
The Company does not pay compensation to its directors who also serve in an executive officer capacity for the Company or the Adviser. The Company’s directors who do not also serve in an executive officer capacity for the Company or the Adviser are entitled to receive annual cash retainer fees, fees for participating in quarterly Board and Board committee meetings and certain other Board and Board committee meetings, and annual fees for serving as a committee chairperson. These directors are Mr. Bethel, Mr. Buckley, Ms. Clark, Ms. Fouss, Mr. Hughes and Mr. Nix. Mr. Buckley also receives an annual retainer for his service as lead independent director.
Amounts payable under these fee arrangements for the Company are determined and paid quarterly in arrears as set forth below.
Amount
Annual Board Retainer	$100,00
Annual Lead Independent Director Retainer	$25,000
Board Meeting Fees	$2,500
Annual Committee Chair Retainers
Audit Committee	$20,000
Nominating and Corporate Governance Committee	$15,000
Committee Meeting Fees	$1,000
The Company will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with its policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each in-person Board committee meeting not held concurrently with a Board meeting.
The table below sets forth the compensation received by each current and former director from (i) the Company and (ii) all of the companies in the Fund Complex, consisting of the Company, FS Specialty Lending Fund and FS Credit Income Fund in the aggregate, for providing service during the fiscal year ended December 31, 2025. Our directors do not receive any retirement benefits from us.

Name of Director	Fees Earned or Paid in Cash by the Company	Total Compensation from the Company	Total Compensation from the Fund Complex
Michael C. Forman	$—	$—	$—
Keith Bethel	$110,000	$110,000	$110,000
Walter W. Buckley, III	$135,000	$135,000	$135,000
Della Clark	$110,000	$110,000	$110,000
Barbara J. Fouss	$114,000	$114,000	$114,000
Philip E. Hughes, Jr.	$134,000	$134,000	$134,000
Robert N.C. Nix, III	$129,000	$129,000	$129,000
Delinquent Section 16(a) Reports
Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common shares, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by the Company’s directors and executive officers, any persons holding more than 10% of its common shares and information provided by the Company’s directors and officers, the Company believes that during fiscal year ended December 31, 2025, all Section 16(a) filing requirements were timely satisfied.
Independent Registered Public Accounting Firm
Ernst & Young LLP (“Ernst & Young”) is the Company’s independent registered public accounting firm. The appointment of Ernst & Young was previously recommended by the Audit Committee. The Company knows of no direct financial or material indirect financial interest of Ernst & Young in the Company. A representative of Ernst & Young is expected to be available to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do. The Company engaged Ernst & Young to act as its independent registered public accounting firm for each of the fiscal years ended December 31, 2013 through December 31, 2025.
Fees
Set forth below are audit fees, audit related fees, tax fees and all other fees billed to the Company by Ernst & Young for professional services performed for the fiscal years ended December 31, 2025 and 2024:
(a)
Audit Fees.   The aggregate fees billed to the Company for the fiscal years ended December 31, 2025 and 2024 for professional services rendered by Ernst & Young, the Company’s independent registered public accounting firm, for the audit of the Company’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $378,871 and $365,650, respectively.

(b)
Audit-Related Fees.   The aggregate fees billed to the Company for the fiscal years ended December 31, 2025 and 2024 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Company’s financial statements and not reported in Item (a) above were $20,000 and $40,000, respectively. Audit-related fees for the year ended December 31, 2025 represent fees billed for services provided in connection with consent procedures and comfort letter procedures performed, respectively.

(c)
Tax Fees.   The aggregate fees billed to the Company for the fiscal years ended December 31, 2025 and 2024 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $18,610 and $14,175, respectively. Tax fees for the years ended December 31, 2025 and 2024 represent fees billed for services provided in connection with the operation of a wholly-owned subsidiary of the Company.

(d)
All Other Fees.   No fees were billed to the Company for the fiscal years ended December 31, 2025 and 2024 for products and services provided by Ernst & Young, other than the services reported in Items (a) through (c) above.

Pre-Approval Policies and Procedures
The Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the Company’s independent registered public accounting firm for audit services and permitted non-audit services for the Company and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount of fees associated with such services, and cannot commence until such approval has been granted. Normally, pre-approval is considered at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the Company’s independent registered public accounting firm to management. All of the audit and permitted non-audit services described above for which Ernst & Young billed the Company for the fiscal years ended December 31, 2025 and 2024 were pre-approved by the Audit Committee.
Audit Committee Report
As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and Ernst & Young, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025, the Company’s consolidated financial statements filed with the SEC for the fiscal year ended December 31, 2025. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), the SEC and the Auditing Standards Board of the American Institute of Certified Public Accountants.
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by the Company’s independent registered public accounting firm. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by the Company’s independent registered public accounting firm in order to assure that the provision of such services does not impair the firm’s independence.
Any requests for audit, audit-related tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by Ernst & Young to management.
The Audit Committee received and reviewed the written disclosures and the letter from Ernst & Young required by applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young its independence. The Audit Committee has reviewed the audit fees paid by the Company to Ernst & Young. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting Ernst & Young from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the year ended December 31, 2025 be included in the Company’s annual report on Form N-CSR for the fiscal year ended December 31, 2025 for filing with the SEC. The Audit Committee also recommended the appointment of Ernst & Young to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.
Audit Committee Members:
Philip E. Hughes, Jr.
Barbara J. Fouss
Robert N.C. Nix, III
The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Conclusion
Based on its consideration of each of the above factors and such other information as the Board deemed relevant, the Board concluded that the Director Election Proposal is in the best interests of the Company and the stockholders and recommended that the stockholders approve the Director Election Proposal.
Pursuant to Section 2-405(a)(1) of the Maryland General Corporation Law, any director who does not receive the vote required for election shall continue to serve as director of the Company until such director resigns or such director’s successor is elected and qualifies.
Vote Required
Each director nominee shall be elected by a plurality of all the votes cast at the Annual Meeting by stockholders of the class or classes entitled to vote on such nominee, provided that a quorum is present. Plurality voting means that the director nominee with the most votes for a particular seat is elected for that seat. Each Share may be voted for as many individuals as there are director nominees and for whose election the share is entitled to be voted. Walter W. Buckley, III is to be elected by the holders of the Common Shares and the Preferred Shares, voting together as a single class. Barbara J. Fouss is to be elected by the holders of the Preferred Shares. Abstentions and Shares represented by broker non-votes will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Director Election Proposal. There will be no cumulative voting with respect to the Director Election Proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” EACH OF THE DIRECTOR NOMINEES.

SUBMISSION OF STOCKHOLDER PROPOSALS
Pursuant to the SEC’s Rule 14a-8, a stockholder who intends to present a proposal at the Company’s 2027 annual meeting of stockholders, including nomination of a director, must submit the proposal in writing to the Secretary of the Company at FS Credit Opportunities Corp., 3025 JFK Boulevard, Philadelphia, Pennsylvania 19104, and the Company must receive the proposal no later than February 10, 2027 in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting (or if the 2027 annual meeting is held more than 30 days before or after the first anniversary of the 2026 Annual Meeting of stockholders, the Company must receive such proposal within a reasonable time prior to the Company beginning to print and distribute proxy materials for such meeting).
Notices of intention to present proposals, including nomination of a director, at the Company’s 2027 annual meeting of stockholders should be addressed to the Secretary of the Company and should be received by the Company between January 11, 2027 and 5:00 PM, Eastern Time, on February 10, 2027, which such dates are the 150th day and 120th day, respectively, prior to the first anniversary of the date that the Company’s proxy statement was released to stockholders for the 2026 Annual Meeting of stockholders. In the event that the date of the Company’s 2027 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the 2026 Annual Meeting of stockholders, a notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2027 annual meeting of stockholders and not later than 5:00 PM, Eastern Time, on the later of the 120th day prior to the date of the 2027 annual meeting of stockholders or the tenth day following the day on which public announcement of the date of the 2027 annual meeting of stockholders is first made. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at a meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the foregoing or other applicable requirements.
OTHER MATTERS TO COME BEFORE THE MEETING
The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.
INVESTMENT ADVISER AND ADMINISTRATOR
AND CO-ADMINISTRATOR
Set forth below are the names and addresses of the Company’s investment adviser and administrator and co-administrator:
INVESTMENT ADVISER AND ADMINISTRATOR FS Global Advisor, LLC 3025 JFK Boulevard Philadelphia, PA 19104	CO-ADMINISTRATOR State Street Bank and Trust Company One Congress Street Boston, MA 02114
PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Appendix A
5% Beneficial Share Ownership
To the knowledge of the Company, as of June 1, 2026, the following persons beneficially owned more than 5% of the Company’s outstanding Preferred Shares.
Title of Class	Name and Address of Beneficial Owner	Aggregate Share Amount Beneficially Owned	Percent
Preferred	The Guardian Life Insurance Company of America 10 Hudson Yards New York, NY 10001	82,500	20.63%
Preferred	Mass Mutual Life Insurance Company 1295 State Street Springfield, MA 01111-0001	50,000	12.5%
Preferred	Thrivent Financial for Lutherans 901 Marquette Avenue, Suite 2500 Minneapolis, MN 55402	35,000	8.75%
Preferred	MassMutual Ascend Life Insurance Company c/o Barings LLC 300 South Tyron Street - Suite 2500 Cincinnati, OH 45202	25,000	6.25%
Preferred	RGA Reinsurance Company 16600 Swingley Ridge Road Chesterfield, MO 63017	25,000	6.25%
Preferred	Athene Annuity and Life Company 7700 Mills Civic Parkway West Des Moines, IA, 50266	25,000	6.25%
Preferred	Minnesota Life Insurance Company 400 Robert Street North, St. Paul, MN 55101-2098 Attn: Securian Asset Management, Inc.	25,000	6.25%
Preferred	Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202	25,000	6.25%

A-1

SCAN TOVIEW MATERIALS & VOTEFS CREDIT OPPORTUNITIES CORP. 3025 JFK BLVD.OFC 500PHILADELPHIA, PA 19104VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:T01234-P55031KEEP THIS PORTION FOR YOUR RECORDSFS CREDIT OPPORTUNITIES CORP.THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYThe Board of Directors recommends you vote FOR the following proposal:1. To elect the following individuals as Class I directors, to serve until the 2029 annual meeting of stockholdersFor Against Abstain1a. Barbara J. Fouss1b. Walter W. Buckley, III! ! !! ! !NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement is available at www.proxyvote.com.T01235-P55031FS Credit Opportunities Corp. Annual Meeting of Stockholders August 3, 2026This proxy is solicited by the Board of DirectorsThe undersigned hereby appoints Stephen S. Sypherd and Kathryn Van Scoy, and each of them, as proxies of the undersigned with full power of substitution in each of them, to attend an Annual Meeting of Stockholders of FS Credit Opportunities Corp., a Maryland corporation (the “Company”), to be held at 11:00 a.m., Eastern Time, on August 3, 2026, at the offices of the Company located at 3025 JFK BLVD., OFC 500, PHILADELPHIA, PA 19104, and any adjournments or postponements thereof (the “Annual Meeting”), and vote as designated on the reverse side of this proxy card all of the shares of common stock, par value $0.001 per share, of the Company (“Common Shares”) and shares of preferred stock of the Company (the “Preferred Shares”) held of record by the undersigned as of any applicable record date.The proxy statement and the accompanying materials or a Notice of Internet Availability of Proxy Materials are being mailed on or about June 10, 2026 to stockholders of record as of June 8, 2026 and are available at www.proxyvote.com. All properly executed proxies representing Common Shares and/or Preferred Shares received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon.If no specification is made, the Common Shares and the Preferred Shares will be voted FOR the proposal:1. To elect the following individuals as directors, as outlined below:Class I Directors to Serve until 2029 Annual Meeting of StockholdersBarbara J. Fouss Walter W. Buckley, IIIIf any other business is presented at the Annual Meeting, this proxy will be voted by the proxies in their best judgment, including any motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the board of directors of the Company knows of no other business to be presented at the Annual Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Any stockholder who executes a proxy may revoke it with respect to a proposal by attending the Annual Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.Continued and to be signed on reverse side